                                                                 EXHIBIT 24

                                POWER OF ATTORNEY
                                 (Senior Notes)

         We, the undersigned officers and directors of Chesapeake Energy Corporation (hereinafter, the "Company"), hereby severally constitute and appoint Aubrey K. McClendon, Tom L. Ward and Marcus C. Rowland, and each of them, severally, our true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, to sign for us, in our names as officers or directors, or both, of the Company, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the securities offered pursuant to this Registration Statement on Form S-4, including any amendments to this Registration Statement on Form S-4 (including post-effective amendments) and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         DATED this 18th day of June, 1998.


/s/ Aubrey K. McClendon                      /s/ Tom L. Ward
--------------------------------             -----------------------------------
Aubrey K. McClendon, Chairman                Tom L. Ward, President, Chief
of the Board and Chief Execu-                Operating Officer and Director
tive Officer (Principal Execu-
tive Officer)



/s/ Marcus C. Rowland                        /s/ Ronald A. Lefaive
--------------------------------             -----------------------------------
Marcus C. Rowland, Executive                 Ronald A. Lefaive, Senior
Vice President and Chief                     Vice President - Accounting,
Financial Officer (Principal                 Controller and Chief Accounting
Financial Officer)                           Officer (Principal Accounting
                                             Officer)


/s/ E.F. Heizer, Jr.                         /s/ Breene M. Kerr
--------------------------------             -----------------------------------
E.F. Heizer, Jr., Director                   Breene M. Kerr, Director


/s/ Shannon T. Self                          /s/ Frederick B. Whittemore
--------------------------------             -----------------------------------
Shannon T. Self, Director                    Frederick B. Whittemore,
                                             Director

/s/ Walter C. Wilson
--------------------------------
Walter C. Wilson, Director

                                POWER OF ATTORNEY
                                 (Senior Notes)

                     CHESAPEAKE ENERGY LOUISIANA CORPORATION


         We, the undersigned officers and directors of the subsidiary named above (the "Subsidiary") of Chesapeake Energy Corporation, hereby severally constitute and appoint Aubrey K. McClendon, Tom L. Ward and Marcus C. Rowland, and each of them, severally, our true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, to sign for us, in our names as officers or directors, or both, of the Subsidiary, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the securities offered pursuant to this Registration Statement on Form S-4, including any amendments to this Registration Statement on Form S-4 (including post-effective amendments) and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         DATED this 18th day of June, 1998.




/s/ Aubrey K. McClendon                      /s/ Marcus C. Rowland
-----------------------------------          ----------------------------------
Aubrey K. McClendon, Chairman                Marcus C. Rowland, Vice President
of the Board, Chief Executive                and Chief Financial Officer
Officer and Director (Prin-                  (Principal Financial and Accounting
cipal Executive Officer)                     Officer)


/s/ Tom L. Ward
-----------------------------------
Tom L. Ward, President, Chief
Operating Officer and Director

                                POWER OF ATTORNEY
                                 (Senior Notes)


                           CHESAPEAKE OPERATING, INC.


         We, the undersigned officers and directors of the subsidiary named above (the "Subsidiary") of Chesapeake Energy Corporation, hereby severally constitute and appoint Aubrey K. McClendon, Tom L. Ward and Marcus C. Rowland, and each of them, severally, our true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, to sign for us, in our names as officers or directors, or both, of the Subsidiary, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the securities offered pursuant to this Registration Statement on Form S-4, including any amendments to this Registration Statement on Form S-4 (including post-effective amendments) and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         DATED this 18th day of June, 1998.




/s/ Aubrey K. McClendon                       /s/ Marcus C. Rowland
-----------------------------------           ----------------------------------
Aubrey K. McClendon, Chairman                 Marcus C. Rowland, Executive
of the Board, Chief Executive                 Vice President and Chief
Officer and Director (Prin-                   Financial Officer (Principal
cipal Executive Officer)                      Financial and Accounting
                                              Officer)

/s/ Tom L. Ward
-----------------------------------
Tom L. Ward, President, Chief
Operating Officer and Director

                                POWER OF ATTORNEY
                                 (Senior Notes)

                             THE AMES COMPANY, INC.
                       CHESAPEAKE ACQUISITION CORPORATION
                             CHESAPEAKE GOTHIC CORP.
                         CHESAPEAKE MID-CONTINENT CORP.




         We, the undersigned officers and directors of the subsidiaries named above (the "Subsidiaries") of Chesapeake Energy Corporation, hereby severally constitute and appoint Aubrey K. McClendon, Tom L. Ward and Marcus C. Rowland, and each of them, severally, our true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, to sign for us, in our names as officers or directors, or both, of the Subsidiaries, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the securities offered pursuant to this Registration Statement on Form S-4, including any amendments to this Registration Statement on Form S-4 (including post-effective amendments) and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         DATED this 18th day of June, 1998.




/s/ Aubrey K. McClendon                        /s/ Marcus C. Rowland
----------------------------------             --------------------------------
Aubrey K. McClendon, President                 Marcus C. Rowland, Vice President
and Director (Principal Execu-                 (Principal Financial and
tive Officer)                                  Accounting Officer)


/s/ Tom L. Ward
----------------------------------
Tom L. Ward, Vice President and
Director

                                POWER OF ATTORNEY
                                 (Senior Notes)

                          CHESAPEAKE CANADA CORPORATION
                               SUNOMA ENERGY CORP.

         We, the undersigned officers and directors of the subsidiaries named above (the "Subsidiaries") of Chesapeake Energy Corporation, hereby severally constitute and appoint Aubrey K. McClendon, Tom L. Ward and Marcus C. Rowland, and each of them, severally, our true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, to sign for us, in our names as officers or directors, or both, of the Subsidiaries, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the securities offered pursuant to this Registration Statement on Form S-4, including any amendments to this Registration Statement on Form S-4 (including post-effective amendments) and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         DATED this 18th day of June, 1998.




/s/ Aubrey K. McClendon                      /s/ Marcus C. Rowland
--------------------------------             -----------------------------------
Aubrey K. McClendon, Chairman                Marcus C. Rowland, Vice President,
of the Board, Chief Executive                Chief Financial Officer
Officer and Director                         and Treasurer (Principal
(Principal Executive Officer)                Financial and Accounting Officer)


/s/ Tom L. Ward                              /s/ Brock W. Gibson
--------------------------------             -----------------------------------
Tom L. Ward, President and Chief             Brock W. Gibson, Director
Operating Officer